UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Report to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Kennedy Capital ESG SMID Cap Fund

(Institutional Class: KESGX)

ANNUAL REPORT

DECEMBER 31, 2021

Kennedy Capital ESG SMID Cap Fund

A series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	22
Supplemental Information	23
Expense Example	31

This report and the financial statements contained herein are provided for the general information of the shareholders of the Kennedy Capital ESG SMID Cap Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.kennedycapital.com

Executive Summary

The Kennedy Capital ESG SMID Cap fund returned 25.47% (net of fees) in 2021, outperforming the Russell 2500™ benchmark by 7.29% while delivering on our stated Environmental, Social, and Governance priorities in the stock selection and portfolio construction process. The portfolio is fossil fuel free, has significantly lower greenhouse gas emissions in comparison to the benchmark, and has no exposure to the producers of tobacco, civil firearms, or controversial weapons. The portfolio has broad exposure across the growth-to-value style spectrum, with modest under- and over-weight positioning across sectors. The outperformance in 2021 was driven by favorable stock selection in the Information Technology, Health Care and Real Estate sectors, partially offset by the fund’s underweight position in the Energy sector.

Strategy Overview

We seek to outperform the Russell 2500™ Index, while optimizing the portfolio for ESG considerations. Our approach to stock selection and portfolio construction is both inclusionary and exclusionary in nature. The inclusionary component of our process is based on identifying small and mid-cap companies that leverage an environmental advantage or offer a solution to a societal problem as part of the company’s product or service offerings. We also consider each investment candidate’s governance framework and greenhouse gas emissions as part of our analysis. The exclusionary component of our process results in a portfolio that is fossil fuel free, and has no exposure to producers of tobacco, civil firearms, or controversial weapons. The end result is a portfolio with exposure to many compelling societal and environmental trends, a significantly lower carbon footprint, and favorable governance characteristics.

Performance Review

The strong absolute performance of small and mid-cap equities in 2021 was underpinned by the ongoing recovery from the COVID-19 pandemic, the impact of government stimulus actions, and accommodative monetary policies by central banks. Although the COVID recovery has been nonlinear in nature, the resilience of many businesses and sectors overall shone through via improving financial performance and an ability to adapt to change. Relative outperformance in the fund was broad-based, with nine out of 11 sectors contributing favorable performance vs. the benchmark. Strong stock selection in the Semiconductor, Information Technology Services, and Biotechnology industries drove the outperformance in Tech and Health Care in 2021.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call (833) 737-7788.

Portfolio Characteristics and Positioning

*	As of 12/31/21, the ESG SMID Cap portfolio had weighted average carbon emissions (reported and estimated) of 100,416 metric tons – this is an 84% reduction from the weighted average emissions of the benchmark. The portfolio had zero carbon reserves, while the benchmark had reserves that equate to over 525 million metric tons of potential future emissions. The weighted average governance score of the portfolio (based on Institutional Shareholder Services’ Quality Score metric) was 3.54 compared with 4.52 for the Russell 2500TM, or 22% more attractive (lower score is better).

10829 Olive Boulevard, Suite 100, St. Louis, MO 63141	www.kennedycapital.com

Sector weightings in the portfolio are determined based on where we see the most compelling stock ideas and are not driven by a top-down forecast or macroeconomic model. As of 12/31/21, the portfolio was modestly overweight the Information Technology, Industrials, and Consumer Staples sectors, and underweight Energy, Communication Services, and Materials. Given similar end market drivers, we view the weightings in Information Technology and Communication Services partially offsetting one another. A similar dynamic exists with Industrials and Materials/Energy.

Outlook

Inflation, supply chain disruptions, and a more restrictive US monetary policy are key issues impacting the outlook for the equity markets in 2022. Our conversations with portfolio companies indicate that the underlying demand environment remains favorable, while supply chain constraints tend to vary from “nuisance level” to “highly disruptive” depending on the individual company and sector. Moving to a more restrictive monetary policy is certain to impact the valuation framework applied to equities, driving potential pivots in sector relative performance in comparison to recent history.

As we look to 2022 and beyond, we continue to prioritize balance in the portfolio construction and stock selection process. We seek to have appropriate representation across sector weightings, growth vs. value style characteristics, and market capitalization. Our process remains “bottom-up” in nature, favoring stock ideas and sector weightings driven by company level fundamental analysis vs. a top down, macroeconomic forecast-based approach. We continue to see ESG integration providing opportunities for risk mitigation and alpha generation.

We remain confident in our ability to construct a portfolio with attractive ESG characteristics that strives to deliver relative investment outperformance over the long term. As always, we appreciate the confidence you place in our team.

Sincerely,

Christian McDonald

Portfolio Manager

*	Source: Factset Research Systems Inc.

*	Based on Global Industry Classification Standard (GICS), which was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P).

Excludes cash.

10829 Olive Boulevard, Suite 100, St. Louis, MO 63141	www.kennedycapital.com

Carbon Emissions (Scope 1 Wtd. Avg., mt.) is a weighted average of companies’ reported or estimated Scope 1 greenhouse gas emissions measured in metric tons. Scope 1 emissions are those from sources owned or controlled by the company, typically direct combustion of fuel as in a furnace or vehicle. Exposure to Fossil Fuels is a measurement of how much of a company’s business model is invested in or tied to fossil fuels. The Governance Score is the ISS Governance QualityScore, which is derived from publicly disclosed data on a company’s governance practices and for which a lower score is preferable and a score 10 is considered high risk.

The views in this letter were as of December 31, 2021 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Important Information: There can be no guarantee that any strategy (risk management or otherwise) will be successful All investing involves risk, including potential loss of principal.

Equity securities (stocks) are generally more volatile and carry more risk than fixed income securities (bonds) and money market investments. The net asset value per share of the ESG SMID Cap fund (the Fund) will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater returns over long time periods than fixed income securities. The Fund is comprised primarily of equity securities and is subject to market risk. Stocks may decline due to general market and economic conditions or due to company specific circumstances. The Fund is comprised of small-mid capitalization (“SMID cap”) stocks. SMID cap stocks typically carry additional risk, since smaller companies generally have a higher risk of failure, and historically have experienced a greater degree of volatility. ESG criteria may affect the Fund’s exposure to risks associated with certain issuers, industries and sectors, which may impact the Fund’s investment performance. The Fund may forgo some market opportunities available to funds that do not use these criteria. Small-mid capitalization companies generally have a greater risk of failure, and their stocks generally have greater volatility than large companies. Must be preceded or accompanied by a prospectus.

Market Turbulence Resulting from COVID-19: The outbreak of COVID-19 has negatively affected the worldwide economy, individual countries, individual companies and the market in general. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund.

10829 Olive Boulevard, Suite 100, St. Louis, MO 63141	www.kennedycapital.com

Kennedy Capital ESG SMID Cap Fund

FUND PERFORMANCE at December 31, 2021 (Unaudited)

This graph compares a hypothetical $50,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Russell 2500™ Index. Results include the reinvestment of all dividends and capital gains.

Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The index does not reflect expenses, fees, or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2021	1 Year	Since Inception	Inception Date
Institutional Class	25.47%	22.14%	06/28/19
Russell 2500™ Index	18.18%	18.14%	06/28/19

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 882-8825.

Gross and net expense ratios for the Fund’s Institutional Class shares were 15.92% and 0.82%, respectively, which were the amounts stated in the current prospectus dated May 01, 2021. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.82% of the average daily net assets of Institutional Class shares of the Fund. This agreement is in effect until April 30, 2022, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Kennedy Capital ESG SMID Cap Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2021

Number of Shares		Value
	COMMON STOCKS — 98.8%
	CONSUMER DISCRETIONARY — 12.2%
726	America's Car-Mart, Inc.*	$74,343
1,581	Brunswick Corp.	159,254
7,191	Callaway Golf Co.*	197,321
1,425	Columbia Sportswear Co.	138,852
255	Deckers Outdoor Corp.*	93,409
3,292	Gentex Corp.	114,726
858	Hasbro, Inc.	87,327
2,148	LKQ Corp.	128,945
316	Pool Corp.	178,856
2,790	PulteGroup, Inc.	159,477
2,088	Terminix Global Holdings, Inc.*	94,440
277	Ulta Beauty, Inc.*	114,218
237	Vail Resorts, Inc.	77,712
		1,618,880

	CONSUMER STAPLES — 3.5%
1,248	Bunge, Ltd.[1]	116,513
2,268	elf Beauty, Inc.*	75,320
3,406	Mission Produce, Inc.*	53,474
20,250	SunOpta, Inc.*,1	140,738
2,378	U.S. Foods Holding Corp.*	82,826
		468,871

	ENERGY — 0.8%
2,618	DMC Global, Inc.*	103,699

	FINANCIALS — 15.0%
678	Assurant, Inc.	105,673
2,773	BankUnited, Inc.	117,326
2,412	Banner Corp.	146,336
2,443	Brown & Brown, Inc.	171,694
4,691	ConnectOne Bancorp, Inc.	153,443
5,399	First Foundation, Inc.	134,219
1,142	Globe Life, Inc.	107,028
2,047	Hannon Armstrong Sustainable Infrastructure Capital, Inc. - REIT	108,737
1,823	HomeStreet, Inc.	94,796
957	LPL Financial Holdings, Inc.	153,206
3,154	PacWest Bancorp	142,466
1,766	Texas Capital Bancshares, Inc.*	106,402
2,352	Voya Financial, Inc.	155,961
1,082	Walker & Dunlop, Inc.	163,252
1,493	Wintrust Financial Corp.	135,594
		1,996,133

Kennedy Capital ESG SMID Cap Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	HEALTH CARE — 13.7%
1,901	Axonics, Inc.*	$106,456
587	Catalent, Inc.*	75,154
430	Charles River Laboratories International, Inc.*	162,015
108	Chemed Corp.	57,136
2,016	Encompass Health Corp.	131,564
4,128	Evolent Health, Inc. - Class A*	114,222
514	Exact Sciences Corp.*	40,005
753	Fate Therapeutics, Inc.*	44,058
3,853	Halozyme Therapeutics, Inc.*	154,929
562	ICON PLC*,1	174,052
832	ICU Medical, Inc.*	197,467
463	Intellia Therapeutics, Inc.*	54,745
1,182	Ionis Pharmaceuticals, Inc.*	35,968
2,514	Iovance Biotherapeutics, Inc.*	47,992
6,578	NextGen Healthcare, Inc.*	117,023
910	Omnicell, Inc.*	164,200
452	Repligen Corp.*	119,708
2,307	Sutro Biopharma, Inc.*	34,328
		1,831,022

	INDUSTRIALS — 18.3%
1,721	Albany International Corp. - Class A	152,222
1,256	Arcosa, Inc.	66,191
2,617	Array Technologies, Inc.*	41,061
495	Axon Enterprise, Inc.*	77,715
367	Chart Industries, Inc.*	58,533
1,224	ESCO Technologies, Inc.	110,148
4,314	Harsco Corp.*	72,087
687	HEICO Corp. - Class A	88,293
2,569	Hillenbrand, Inc.	133,562
550	IDEX Corp.	129,976
736	John Bean Technologies Corp.	113,020
2,098	Maxar Technologies, Inc.	61,954
2,393	Mercury Systems, Inc.*	131,759
783	Middleby Corp.*	154,063
607	Nordson Corp.	154,949
1,080	Regal Rexnord Corp.	183,794
2,662	Spirit AeroSystems Holdings, Inc., Class A	114,706
1,670	Titan Machinery, Inc.*	56,262
783	TransUnion	92,848
1,182	UFP Industries, Inc.	108,756
230	United Rentals, Inc.*	76,427
1,041	Valmont Industries, Inc.	260,770
		2,439,096

Kennedy Capital ESG SMID Cap Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	INFORMATION TECHNOLOGY — 21.0%
1,192	Blackline, Inc.*	$123,420
1,063	CommVault Systems, Inc.*	73,262
835	CyberArk Software Ltd.*,1	144,689
1,313	Euronet Worldwide, Inc.*	156,470
1,224	Everbridge, Inc.*	82,412
1,899	Kulicke & Soffa Industries, Inc.	114,965
1,618	LivePerson, Inc.*	57,795
1,917	ON Semiconductor Corp.*	130,203
1,137	OSI Systems, Inc.*	105,968
472	Paylocity Holding Corp.*	111,467
765	Perficient, Inc.*	98,907
1,975	SMART Global Holdings, Inc.*,1	140,205
3,936	Switch, Inc. - Class A	112,727
671	TD SYNNEX Corp.	76,736
572	Teledyne Technologies, Inc.*	249,901
696	Teradyne, Inc.	113,817
1,485	Trimble, Inc.*	129,477
5,911	Tufin Software Technologies Ltd.*,1	62,361
260	Tyler Technologies, Inc.*	139,867
4,091	Unisys Corp.*	84,152
5,376	Vishay Precision Group, Inc.*	199,557
2,171	WNS Holdings Ltd. ADR*	191,526
5,515	Xperi Holding Corp.	104,289
		2,804,173

	MATERIALS — 3.0%
1,915	Avient Corp.	107,144
1,052	Crown Holdings Inc	116,372
1,085	Reliance Steel & Aluminum Co.	176,009
		399,525

	REAL ESTATE — 9.1%
1,897	American Campus Communities, Inc. - REIT	108,679
775	Camden Property Trust - REIT	138,477
2,434	Duke Realty Corp., REIT	159,768
768	EastGroup Properties, Inc. - REIT	174,989
7,202	Global Medical REIT, Inc. - REIT	127,835
616	Jones Lang LaSalle, Inc.*	165,913
6,249	Macerich Co.	107,983
1,797	National Retail Properties, Inc. - REIT	86,382
665	Sun Communities, Inc. - REIT	139,630
		1,209,656

	UTILITIES — 2.2%
3,604	Atlantica Sustainable Infrastructure PLC[1]	128,879

Kennedy Capital ESG SMID Cap Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	UTILITIES (Continued)
3,024	Essential Utilities, Inc.	$162,358
		291,237

	TOTAL COMMON STOCKS
	(Cost $11,385,351)	13,162,292

Principal Amount
	SHORT-TERM INVESTMENTS — 1.4%
$193,051	UMB Bank Demand Deposit, 0.01%[2]	193,051
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $193,051)	193,051

	TOTAL INVESTMENTS — 100.2%
	(Cost $11,578,402)	13,355,343
	Liabilities in Excess of Other Assets — (0.2)%	(28,769)
	NET ASSETS — 100.0%	$13,326,574

REIT – Real Estate Investment Trusts
PLC – Public Limited Company
ADR – American Depository Receipt

*	Non-income producing security.

[1]	Foreign security denominated in U.S. Dollars.

[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Kennedy Capital ESG SMID Cap Fund

SUMMARY OF INVESTMENTS

As of December 31, 2021

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Information Technology	21.0%
Industrials	18.3%
Financials	15.0%
Health Care	13.7%
Consumer Discretionary	12.2%
Real Estate	9.1%
Consumer Staples	3.5%
Materials	3.0%
Utilities	2.2%
Energy	0.8%
Total Common Stocks	98.8%
Short-Term Investments	1.4%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Kennedy Capital ESG SMID Cap Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2021

Assets:
Investments, at value (cost $11,578,402)	$13,355,343
Receivables:
Investment securities sold	35,216
Dividends and interest	9,040
Prepaid expenses	7,987
Total assets	13,407,586

Liabilities:
Payables:
Due to Advisor	31,502
Fund administation and accounting fees	11,683
Transfer agent fees and expenses	3,568
Custody fees	1,574
Auditing fees	15,277
Trustees' deferred compensation (Note 3)	9,265
Legal fees	2,712
Trustees' fees and expenses	1,272
Chief Compliance Officer fees	1,235
Accrued other expenses	2,924
Total liabilities	81,012

Net Assets	$13,326,574

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$11,439,507
Total distributable earnings	1,887,067
Net Assets	$13,326,574

Maximum Offering Price per Share:
Institutional Class:
Net assets applicable to shares outstanding	$13,326,574
Shares of beneficial interest issued and outstanding	865,837
Net asset value, offering and redemption price per share	$15.39

See accompanying Notes to Financial Statements.

Kennedy Capital ESG SMID Cap Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $3)	$96,331
Interest	37
Total investment income	96,368

Expenses:
Advisory fees	97,997
Fund administation and accounting fees	84,297
Transfer agent fees and expenses	24,596
Custody fees	16,958
Registration fees	29,080
Legal fees	16,506
Auditing fees	15,001
Chief Compliance Officer fees	14,103
Trustees' fees and expenses	13,069
Miscellaneous	6,679
Shareholder reporting fees	4,455
Insurance fees	2,935
Total expenses	325,676
Advisory fees waived	(97,997)
Other expenses reimbursed	(116,968)
Fees paid indirectly (Note 3)	(3,569)
Net expenses	107,142
Net investment loss	(10,774)

Realized and Unrealized Gain:
Net realized gain on investments	936,242
Net change in unrealized appreciation/depreciation on investments	1,306,088
Net realized and unrealized gain	2,242,330

Net Increase in Net Assets from Operations	$2,231,556

See accompanying Notes to Financial Statements.

Kennedy Capital ESG SMID Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(10,774)	$286
Net realized gain on investments	936,242	7,280
Net change in unrealized appreciation/depreciation on investments	1,306,088	357,646
Net increase in net assets resulting from operations	2,231,556	365,212

Distributions to Shareholders:
Institutional Class	(814,389)	(3,550)
Total distributions to shareholders	(814,389)	(3,550)

Capital Transactions:
Net proceeds from shares sold:
Institutional Class	10,241,312	4,613,296
Reinvestment of distributions:
Institutional Class	814,389	3,550
Cost of shares redeemed:
Institutional Class	(5,514,555)	(30)
Net increase in net assets from capital transactions	5,541,146	4,616,816

Total increase in net assets	6,958,313	4,978,478

Net Assets:
Beginning of period	6,368,261	1,389,783
End of period	$13,326,574	$6,368,261

Capital Share Transactions:
Shares sold:
Institutional Class	680,684	357,674
Shares reinvested:
Institutional Class	54,804	281
Shares redeemed:
Institutional Class	(355,562)	(3)
Net increase in capital share transactions	379,926	357,952

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Kennedy Capital ESG SMID Cap Fund

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,		For the Period June 28, 2019* through December 31,
	2021	2020	2019
Net asset value, beginning of period	$13.11	$10.86	$10.00
Income from Investment Operations:
Net investment income (loss) [1]	(0.01)	- [2]	0.01
Net realized and unrealized gain	3.31	2.28	0.87
Total from investment operations	3.30	2.28	0.88

Less Distributions:
From net investment income	-	(0.03)	(0.02)
From net realized gain	(1.02)	-	-

Net asset value, end of period	$15.39	$13.11	$10.86

Total return[3]	25.47%	20.98%	8.83%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,327	$6,368	$1,390

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.49%	15.92%	19.45%[5]
After fees waived and expenses absorbed	0.82%	0.82%	0.82%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.75)%	(15.08)%	(18.53)%[5]
After fees waived and expenses absorbed	(0.08)%	0.02%	0.10%[5]
Portfolio turnover rate	87%	63%	27%[4]

*	Commencement of operations.

[1]	Based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

[4]	Not annualized.

[5]	Annualized.

See accompanying Notes to Financial Statements.

Kennedy Capital ESG SMID Cap Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

Note 1 – Organization

Kennedy Capital ESG SMID Cap Fund (the ‘‘Fund”) is organized as a diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is capital appreciation. The Fund currently offers two classes of shares: Investor Class and Institutional Class. The Fund’s Institutional Class shares commenced operations on June 28, 2019. The Fund’s Investor Class shares are not currently available for purchase.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares relative net assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

Kennedy Capital ESG SMID Cap Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2021

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open period June 28, 2019 (commencement of operations) through December 31, 2019, and as of and during the open years ended December 31, 2020 through 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(e) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Kennedy Capital ESG SMID Cap Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2021

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Kennedy Capital Management, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.75% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.82% of the average daily net assets of the Institutional Class shares of the Fund. This agreement is in effect until April 30, 2022, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended December 31, 2021, the Advisor waived its advisory fees and absorbed other expenses totaling $214,965. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At December 31, 2021, the amount of these potentially recoverable expenses was $550,214. The Advisor may recapture all or a portion of this amount no later than December 31 of the years stated below:

2022	$110,431
2023	224,818
2024	214,965
Total	$550,214

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended December 31, 2021, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations. A portion of the fees were paid by the Trust's Co-Administrators. Such amount is shown as a reduction of expenses, "Fees paid indirectly", on the Statement of Operations.

Kennedy Capital ESG SMID Cap Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2021

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and will be disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income will be included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2021, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At December 31, 2021, gross unrealized appreciation (depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$11,608,611

Gross unrealized appreciation	2,133,689
Gross unrealized depreciation	(386,957)

Net unrealized appreciation on investments	$1,746,732

The difference between cost amounts for financial statement and federal income tax purposes are due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2021, permanent differences in book and tax accounting have been reclassified to Capital and Total Distributable Earnings as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings (Loss)
$(11)	$11

Kennedy Capital ESG SMID Cap Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2021

As of December 31, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$102,243
Undistributed long-term gains	47,357
Tax accumulated earnings	149,600

Accumulated capital and other losses	-

Unrealized appreciation on investments	1,746,732
Unrealized deferred compensation	(9,265)
Total accumulated earnings	$1,887,067

The tax character of the distributions paid during the fiscal years ended December 31, 2021 and December 31, 2020 were as follows:

Distributions paid from:	2021	2020
Ordinary income	$220,660	$3,550
Net long-term capital gains	593,729	-
Total distributions paid	$814,389	$3,550

Note 5 – Investment Transactions

For the year ended December 31, 2021, purchases and sales of investments, excluding short-term investments, were $15,611,198 and $10,978,220, respectively.

Note 6 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to its Investor Class shares. Under the plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Investor Class shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

For Investor Class shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. As of December 31, 2021, the Investor Class shares had not commenced operations. Institutional Class shares are not subject to any distribution or service fees under the plan.

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Kennedy Capital ESG SMID Cap Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2021

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2021, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Assets
Investments
Common Stocks[1]	$13,162,292	$-	$-	$13,162,292
Short-Term Investments	193,051	-	-	193,051
Total Assets	$13,355,343	$-	$-	$13,355,343

[1]	For a detailed break-out of common stocks by sector, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Note 9 – COVID-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

Kennedy Capital ESG SMID Cap Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2021

Note 10- New Accounting Pronouncements

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund(s). When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

The SEC adopted new Rule 12d1-4, which will allow registered investment companies (including business development companies (“BDCs”), unit investment trusts (“UITs”), closed-end funds, exchange-traded funds (“ETFs”), and exchange-traded managed funds (“ETMFs”) (an “acquiring” fund), to invest in other investment companies (an “acquired fund”), including private funds under a specific exception, beyond the limits of Section 12(d)(1), subject to the conditions of the rule. Rule 12d1-4 became effective January 19, 2021. Funds electing to rely on Rule 12d1-4 will have to comply with the rules by January 19, 2022.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

Kennedy Capital ESG SMID Cap Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2021

Note 11 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Kennedy Capital ESG SMID Cap Fund and

the Board of Trustees of

Investment Managers Series Trust II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Kennedy Capital ESG SMID Cap Fund (the “Fund”), a series of Investment Managers Series Trust II, including the schedule of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period June 28, 2019 (commencement of operations) through December 31, 2019, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period June 28, 2019 through December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 25, 2022

Kennedy Capital ESG SMID Cap Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gain Designation

For the year ended December 31, 2021, the Fund designates $593,729 as a 20% rate gain distribution for purposes of the dividends paid deduction.

Corporate Dividends Received Deduction

For the year ended December 31, 2021, 33.46% of the dividends to be paid from net investment income, including short-term capital gains (if any) from the Fund, is designated as dividends received deduction available to corporate shareholders.

Qualified Dividend Income

For the year ended December 31, 2021, 34.36% of dividends to be paid from net investment income, including short-term capital gains (if any) from the Fund, is designated as qualified dividend income.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 882-8825. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
“Independent” Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Independent Consulting, financial services organizations (March 2021 – present); Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – March 2021).	1	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present); Director, Managed Accounts, Merrill Lynch (2007 – 2008).	1	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	1	General Finance Corporation.

Kennedy Capital ESG SMID Cap Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
“Independent” Trustees:
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	1	Investment Managers Series Trust, a registered investment company (includes 53 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustee:
Eric M. Banhazl a* (Born 1957) Trustee	Since September 2013	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund.	1	Investment Managers Series Trust, a registered investment company (includes 53 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.

Kennedy Capital ESG SMID Cap Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Interested Trustee:
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	1

Cliffwater Corporate Lending Fund, Agility Multi-Asset Income Fund, Corbin Multi-Strategy Fund, Aspiriant Risk-Managed Real Asset Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Infinity Core Alternative Fund, Infinity Long/Short Equity Fund, LLC, Keystone Private Income Fund, First Trust Alternative Opportunities Fund, and Variant Alternative Income Fund, each a closed-end investment company.

Kennedy Capital ESG SMID Cap Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Officers of the Trust:
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since September 2013

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Treasurer, 361 Social Infrastructure Fund (December 2019 – January 2022).

			N/A	N/A
Joy Ausili[b] (born 1966) Vice President and Assistant Secretary	Since January 2016

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Vice President and Assistant Secretary, 361 Social Infrastructure Fund (December 2019 – January 2022); Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).

			N/A	N/A

Kennedy Capital ESG SMID Cap Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Officers of the Trust:
Diane Drake[b] (born 1967) Secretary	Since January 2016

Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Secretary, 361 Social Infrastructure Fund (December 2019 – January 2022); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).

			N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management

(2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

[a]	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

[b]	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

[c]	Trustees and officers serve until their successors have been duly elected.

[d]	The Trust is comprised of 25 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

[e]	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.

*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

Kennedy Capital ESG SMID Cap Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on July 21, 2021, the Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Kennedy Capital Management, Inc. (the “Investment Advisor”) with respect to the Kennedy Capital ESG SMID Cap Fund series of the Trust (the “Fund”) for an additional one-year term from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the Russell 2500 Index and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Mid-Cap Blend fund universe (the “Fund Universe”) for the one-year period ended April 30, 2021; and reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s total return for the one-year period was above the Peer Group and Fund Universe median returns and the Russell 2500 Index return.

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, its commitment to the maintenance and growth of the Fund’s assets, and its compliance structure and compliance procedures. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Kennedy Capital ESG SMID Cap Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Peer Group median and the same as the Fund Universe median. The Trustees considered that the Fund’s advisory fee was within the range of advisory fees that the Investment Advisor charges institutional clients to manage separate accounts using the same strategy as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s separate account clients. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended April 30, 2021. The Board noted that the Investment Advisor had waived its entire advisory fee and subsidized certain of the operating expenses for the Fund, and had not realized a profit with respect to the Fund. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Board noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement.

Kennedy Capital ESG SMID Cap Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”) met on July 21, 2021 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the Kennedy Capital ESG SMID Cap Fund series of the Trust (the “Fund”) pursuant to the Liquidity Rule. The Board has appointed Kennedy Capital Management, Inc., the investment adviser to the Fund, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Fund, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from May 1, 2020, through April 30, 2021 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

●	The Fund Program’s liquidity classification methodology for categorizing the Fund’s investments;

●	An overview of market liquidity for the Fund during the Program Reporting Period;

●	The Fund’s ability to meet redemption requests;

●	The Fund’s cash management;

●	The Fund’s borrowing activity, if any, in order to meet redemption requests;

●	The Fund’s compliance with the 15% limit of illiquid investments; and

●	The Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for the Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Fund primarily holds assets that are defined under the Liquidity Rule as "highly liquid investments," and therefore the Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage the Fund’s liquidity risk; (ii) the Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, the Fund was able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Kennedy Capital ESG SMID Cap Fund

EXPENSE EXAMPLE

For the Six Months Ended December 31, 2021 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	7/1/21	12/31/21	7/1/21 – 12/31/21
Actual Performance*	$1,000.00	$1,075.80	$4.29
Hypothetical (5% annual return before expenses)	1,000.00	1,021.07	4.18

*	Expenses are equal to the Fund’s annualized expense ratio of 0.82%, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

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Kennedy Capital ESG SMID Cap Fund

A series of Investment Managers Series Trust II

Investment Advisor

Kennedy Capital Management, Inc.

10829 Olive Boulevard, Suite 100
St. Louis, Missouri 63141

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Kennedy Capital ESG SMID Cap Fund – Institutional Class	KESGX	46141T 562

Privacy Principles of the Kennedy Capital ESG SMID Cap Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Kennedy Capital ESG SMID Cap Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 882-8825 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877) 882-8825 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (877) 882-8825.

Kennedy Capital ESG SMID Cap Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (877) 882-8825

Item 1. Report to Stockholders (Continued).

(b)	Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-882-8825.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2021	FYE 12/31/2020
Audit Fees	$12,500	$12,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	03/11/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	03/11/2022

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	03/11/2022